EXHIBIT 10.6

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                             FEDERAL SCREW WORKS



               Supplemental Executive Retirement Plan ("SERP")









                                                                    July 1998



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                              TABLE OF CONTENTS


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PREAMBLE....................................................................1

ARTICLE I - DEFINITIONS.....................................................2
        1.1       Basic Pension Benefit.....................................2
        1.2       Beneficiary...............................................2
        1.3       Board of Directors........................................2
        1.4       Change in Control.........................................2
        1.5       Code......................................................2
        1.6       Compensation..............................................2
        1.7       Compensation Committee....................................2
        1.8       Early Retirement Benefit..................................3
        1.9       Eligible Employee.........................................3
        1.10      Employee..................................................3
        1.11      Employer..................................................3
        1.12      ERISA.....................................................3
        1.13      Executive Bonus...........................................3
        1.14      Fiscal Year...............................................3
        1.15      Former Employee...........................................3
        1.16      Installment Payments......................................3
        1.17      Lump Sum..................................................3
        1.18      Normal Retirement Date....................................3
        1.19      Normal Retirement Benefit.................................3
        1.20      Participant...............................................4
        1.21      Pension Plan..............................................4
        1.22      Permanent Disability Benefit..............................4
        1.23      Plan Year.................................................4
        1.24      Rabbi Trust...............................................4
        1.25      Retirement................................................4
        1.26      Termination Benefit.......................................4
        1.27      Trustee...................................................4
        1.28      Unrestricted Base Compensation............................4
        1.29      Unrestricted Pension Benefit..............................4
        1.30      Unrestricted Total Compensation...........................4
        1.31      Vested....................................................4

ARTICLE II - ELIGIBILITY....................................................5
        2.1       Eligibility...............................................5
        2.2       Time of Participation.....................................5

ARTICLE III - BENEFITS......................................................5
        3.1       Benefits - In General.....................................5
        3.2       Pension Plan Supplemental Benefits........................5
        3.3       Forfeiture................................................6



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ARTICLE IV - VESTING........................................................7
        4.1       Vesting - In General......................................7
        4.2       Vesting on Termination of the SERP........................7

ARTICLE V - DISTRIBUTION OF BENEFITS........................................7
        5.1       Timing and Forms of Benefit Payment.......................7
        5.2       Elective Benefit Options..................................8
        5.3       Death Benefits Option.....................................8
        5.4       Tax Withholding...........................................9
        5.5       Other....................................................10

ARTICLE VI - FUNDING.......................................................10
        6.1       Unfunded Plan............................................10
        6.2       Rabbi Trust..............................................10

ARTICLE VII - PLAN ADMINISTRATION..........................................11
        7.1       General Duty.............................................11
        7.2       Compensation Committee's General Powers,
                  Rights and Duties........................................11
        7.3       Indemnification of Administrator.........................12
        7.4       Claims and Procedure.....................................12
        7.5       Furnishing Information or Providing Other Reports........13
        7.6       No Fiduciary Relationship................................13

ARTICLE VIII - AMENDMENT AND DISCONTINUANCE................................13

ARTICLE IX - GENERAL PROVISIONS............................................14
        9.1       Employment Rights........................................14
        9.2       Interests Not Transferable...............................14
        9.3       Facility of Payment......................................14
        9.4       Gender and Number........................................15
        9.5       Controlling State Law....................................15
        9.6       Severability.............................................15
        9.7       Statutory References.....................................15
        9.8       Headings.................................................15
        9.9       Action by FSW............................................15





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                             FEDERAL SCREW WORKS

                    Supplemental Executive Retirement Plan


                                   PREAMBLE


WHEREAS, the Employee Retirement Income Security Act of 1974 ("ERISA") requires that limits be set on the maximum contributions and benefits which may be made to or paid from a tax-qualified retirement plan on behalf of or to a Participant in such a plan; and

WHEREAS, the Federal Screw Works Salaried Employees' Pension Plan ("Pension Plan"), as amended and restated July 1, 1989, includes benefit limitations imposed by Section 415 and Section 401(a)(17) of the Internal Revenue Code; and

WHEREAS, Federal Screw Works ("FSW") intends to adopt this nonqualified retirement benefit plan effective July 1, 1998, so that a Participant may accrue benefits that cannot be delivered under the Pension Plan due to the limits placed on the benefit amounts by Sections 401(a)(17), 101(a)(4), 414(s) and 415 and related sections of the Internal Revenue Code of 1986, as may be amended from time to time.

NOW, THEREFORE, Federal adopts the Federal Screw Works Supplemental Executive Retirement Plan ("SERP") for certain employees who participate in the Pension Plan (the "Participants") for the purpose of providing an opportunity for Participants to receive pension benefits which cannot be paid under the Pension Plan because of the restrictions imposed by ERISA and the Internal Revenue Code of 1986. Federal promises to pay the benefits defined herein to each Participant, or on his or her behalf to his or her heirs, personal representatives or beneficiaries, subject to the terms and conditions specified hereinafter.

ARTICLE I - DEFINITIONS



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        1.1       "Basic Pension Benefit" means the monthly benefit to be
                  paid to a Participant from the Pension Plan.

        1.2 "Beneficiary" means any person(s) designated in writing by a Participant to receive payment under the SERP in the event of the Participant's death. In the event the Participant is married and has designated no other beneficiary (or if the designated beneficiary has predeceased the Participant), Beneficiary shall mean the participant's spouse. In the event the Participant is not married at death and has designated no beneficiary (or if the designated beneficiary has predeceased the Participant). Beneficiary shall mean the Participant's estate.

        1.3 "Board of Directors" means the Board of Directors of Federal Screw Works.

        1.4 "Change in Control" means (a) the acquisition within a twelve month period by any one person, or more than one person acting as a group, of ownership of stock of the Employer possessing 20% or more of the total voting power of stock of the Employer, or (b) the replacement of the majority of the members of the Employer's Board of Directors within a twelve month period which is not endorsed by a majority of the members of the Employer's Board of Directors prior to the date of the appointment or election. Ownership shall include all shares directly or indirectly owned by a person or group of persons and any such person or group of persons shall be deemed to own shares which such person or group has the right to acquire through the exercise of any option, warrant or night or otherwise and all shares as to which such person or group of persons or any of them, directly or indirectly. have or share voting power or investment power or both.

        1.5       "Code" means the Internal Revenue Code of 1986, as amended.

        1.6 "Compensation" means Participant's base compensation as defined in Section 1.13 of the Pension Plan.

        1.7 "Compensation Committee" means the Compensation Committee appointed by the Board of Directors to act on behalf of FSW.

        1.8 "Early Retirement Benefit" means the monthly benefit a Participant is entitled to receive as determined under Sections 3.5 and any other relevant sections of the Pension Plan.

        1.9 "Eligible Employee" means an Employee who is (or was) among a select group of management or highly compensated employees of FSW.

        1.10      "Employee" means any individual employed by FSW.

        1.11 "Employer" means Federal Screw Works. Such term includes all corporations which comprise a "controlled group of corporations" as defined in Section 414(b) of the Code, of which Federal Screw Works is a member.

        1.12 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.


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        1.13      "Executive Bonus" means the annual bonus paid based upon
                  the financial performance of FSW. Compensation Committee shall determine if any bonus qualifies as an Executive Bonus for purposes of the SERP.

        1.14 "Fiscal Year" means the period beginning on the first day of July and ending on the last day in June of the following calendar year.

        1.15 "Former Employee" means any individual formerly employed by FSW.

        1.16 "Installment Payments" means a series of equal annual payments, paid for a period of 10 years, equal to the present value of the monthly Normal, Early, or Permanent Disability Retirement Benefit as provided in Section 3.2. In calculating the annual payments, the same assumptions used to calculate lump sum distributions from the Pension Plan shall be used. The annual payments shall include interest at the same rate used to calculate the present value of the benefit.

        1.17 "Lump Sum" means a single sum payment equal to the present value of the monthly Normal, Early, or Permanent Disability Retirement Benefit as provided in Section 3.2. In calculating the single sum amount, the same assumptions used to calculate lump sum distributions from the Pension Plan shall be used.

        1.18 "Normal Retirement Date" means the first day of the month coincident or next following a Participant's 65th birthday.

        1.19 "Normal Retirement Benefit" means the monthly benefit a Participant is entitled to receive as determined under Sections 3.2, 3.3 and any other relevant sections of the Pension Plan.

        1.20 "Participant" means an Eligible Employee who, by reason of his or her responsibilities with FSW, is selected by the Compensation Committee to participate in the SERP.

        1.21 "Pension Plan" means the Federal Screw Works Salaried Employees' Pension Plan, as amended from time to time.

        1.22 "Permanent Disability Benefit" means the monthly benefit a Participant is entitled to receive as determined under
                  Section 3.6 and any other relevant sections of the Pension
                  Plan.

        1.23      "Plan Year" means the Fiscal Year.

        1.24 "Rabbi Trust" means an employer grantor trust established to hold contributions to the SERP, pursuant to the Federal Screw Works Trust Agreement, attached as Exhibit A of the SERP.

        1.25 "Retirement" means a Participant's termination of employment with FSW on or after his or her Normal Retirement Date.

        1.26 "Termination Benefit" means the monthly benefit a Participant is entitled to receive as determined under
                  Section 3.4 and any other relevant sections of the Pension
                  Plan.

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        1.27      "Trustee" means the person(s) or organization designated as the Trustee of the Rabbi Trust.

        1.28 "Unrestricted Base Compensation" means Compensation without regard to the limitations imposed under Code Section 401(a)(17).

        1.29 "Unrestricted Pension Benefit" means the monthly Normal, Early, Termination, Permanent Disability Retirement, or Pre-Retirement Death Benefit, whichever is applicable, determined under the formulas of the Pension Plan except that the Unrestricted Total Compensation will be used instead of Compensation as defined under the Pension Plan. In no event shall the Unrestricted Pension Benefit exceed 175% of the benefit amount as calculated using the Unrestricted Base Compensation.

        1.30 "Unrestricted Total Compensation" means Unrestricted Base Compensation plus the Executive Bonus in each of the previous ten plan years.

        1.31 "Vested" means the nonforfeitable portion of a Participant's account.


ARTICLE II - ELIGIBILITY

        2.1       Eligibility

         Any Eligible Employee of FSW who is selected by the Compensation Committee and approved by the Board of Directors shall be eligible to participate in the SERP.

        2.2       Time of Participation

         Once selected, the Eligible Employee will become a Participant and begin accruing benefits at the time specified by the Compensation Committee.


ARTICLE III - BENEFITS

        3.1       Benefits - In General

         All Participants and Beneficiaries selected by the Compensation Committee pursuant to Article II and whose benefits under the Pension Plan are limited, directly or indirectly, by Sections 401(a)(17), 401(a)(4), 414(s) or 415 and related sections of the Code, shall be eligible to receive benefits pursuant to the SERP. In no event shall a Participant or Beneficiary who is not entitled to benefits under the Pension Plan be eligible for, or receive, benefits from the SERP.

        3.2       Pension Plan Supplemental Benefits

         Normal Retirement Benefit

         Upon the Retirement of a Participant, as provided under the Pension Plan, such Participant shall be entitled to a monthly benefit equal in amount to his Unrestricted Pension Benefit less the Basic Pension Benefit.

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         Early Retirement Benefit

         Upon the Early Retirement of a Participant, as provided under the Pension Plan, such Participant shall be entitled to a monthly benefit equal to his Unrestricted Pension Benefit less the Basic Pension Benefit.

         Permanent Disability Benefit

         If a Participant terminates employment on account of his disability and is entitled to receive a Permanent Disability Benefit, as provided under the Pension Plan, such Participant shall be entitled to a monthly benefit equal to his Unrestricted Pension Benefit less the Basic Pension Benefit.

         Termination Benefit

         If a Participant terminates employment with FSW and is entitled to a deferred vested benefit provided under the Pension Plan, such a Participant shall be entitled to a monthly benefit equal to his Unrestricted Pension Benefit less the Basic Pension Plan Benefit.

         Pre-Retirement Death Benefit

         Upon the death of a Participant whose Beneficiary is eligible for a Pre-Retirement Death Benefit under the Pension Plan, the Participant's Beneficiary shall be entitled to a monthly benefit equal to the Pre-Retirement Death Benefit determined in accordance with the provisions of the Pension Plan without regard to the limitations under Code Section 401(a)(17), 401(a)(4), 414(s) or Code
         Section 415 less the Basic Pension Benefit as converted actuarially to the Pre-Retirement Death Benefit under the Pension Plan.

        3.3       Forfeiture

         Notwithstanding anything herein contained to the contrary, no payment of any then unpaid installment of supplemental retirement benefits provided herein shall be made and all rights under the SERP to receive payments thereof shall be forfeited if any of the following events occur:

         A. Employee engages in any activity or conduct which in the reasonable opinion of the Board of Directors is significantly competitive with FSW, unless otherwise approved by such Board of Directors, either while employed or for a period of time specified by the Board of Directors; or

         B. Employee engages in acts or omissions constituting dishonesty, intentional breach of fiduciary obligation or intentional wrongdoing, in each case that results in substantial harm to the business or property of FSW; or

         C. Employee is convicted of a serious felony involving significant moral turpitude while employed.



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ARTICLE IV - VESTING

        4.1       Vesting - In General

         Subject to the right of FSW to discontinue the SERP, as provided in
         Article VIII hereof, a Participant shall have a nonforfeitable interest in benefits payable under the SERP to the same extent the Participant is vested in his or her benefits under the Pension Plan. Should a Participant terminate employment before becoming fully vested, the Board of Directors shall have the discretion to immediately vest all benefits accrued by the Participant under the SERP.

        4.2       Vesting on Termination of the SERP

         Notwithstanding the above, in the event the SERP is terminated by the Board of Directors, all Participants who are actively employed by FSW on the date the SERP is terminated shall be immediately vested in their benefit under the SERP.


ARTICLE V - DISTRIBUTION OF BENEFITS

        5.1       Timing and Forms of Benefit Payment

         The retirement benefit payable under Section 3.2 shall commence at such time as the benefit payable under the Pension Plan would be paid (i.e., at the Annuity Starting Date as defined in the Pension
         Plan).

         The benefit provided under Section 3.2 shall be paid in the same form as provided under the Pension Plan, except as provided in Sections 5.2 and 5.3. For this purpose, the Pension Plan distribution options include:

                  o Life annuity with a 10 year period certain feature (Section 6.1(a) of the Pension Plan)

                  o Qualified Joint and Survivor Annuity (Section 6.1(b) of the Pension Plan)

                  o Joint and Survivor Annuity - 100% (Section 6.1(c) of the Pension Plan)

         Except as provided in Section 5.2 herein, the Lump Sum distribution option of Section 6.1(d) of the Pension Plan shall not apply. If the Participant makes a qualifying election under Section 6.1(d) of the Pension Plan and has not made a qualifying Lump Sum or Installment Payment election under Section 5.2, then his benefit under this SERP shall be paid as a life annuity with a 10 year period certain feature.

         The monthly benefit under this SERP shall be calculated using the same assumptions used to calculate the benefit provided under the Pension Plan, except that the age of the beneficiaries designated for this SERP benefit may be different in calculating the monthly joint and survivor annuities.

        5.2       Elective Benefit Options


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         In lieu of receiving the retirement benefits provided in Section 3.2 in the same form as provided under the Pension Plan, the Participant may elect to receive his or her benefit in one of two alternative forms:

                  o        Lump Sum (as defined in Section 1.17)

                  o        Installment Payments (as defined in Section 1.16)

         Such election must be made by the Participant at least one year prior to the Annuity Starting Date as provided in the Pension Plan, otherwise such election will not be valid and any earlier timely election will be recognized. If no election is made, the Participant will receive his benefit as provided in Section 5.1. The participant may change his election from time to time as long as such election is made at least one year prior to the Annuity Starting Date.

         If a Lump Sum is elected, it shall be paid at such time as the first monthly benefit payment is made under the Pension Plan (the Annuity Starting Date).

         If Installment Payments are elected, the first annual installment shall commence with the first monthly benefit payment under the Pension Plan (the Annuity Starting Date).

        5.3       Death Benefits Option

         Notwithstanding the above, or any provisions of the Pension Plan, in the event of the death of the Participant, the following death benefits shall apply:

         A. If the Participant had retired and is receiving his SERP benefit in the form of a life annuity with a 10 year period certain feature, then the designated Beneficiary shall receive the present value of the balance (if any) of the 10 year payments, plus interest, over a period to be determined by the Employer, but which shall not exceed three years.

         B. If the Participant had retired and is currently receiving his SERP benefit in the form of a joint and survivor annuity - 50%, then the designated Beneficiary will receive the present value of the balance of the joint and survivor
                  - 50% payments, plus interest, over a period to be determined by the Employer, but which shall not exceed three years.

         C. If the Participant had retired and is currently receiving his SERP benefit in the form of a joint and survivor annuity - 100%, then the designated Beneficiary shall receive the present value of the balance of the joint and survivor - 100% payments, plus interest, over a period to be determined by the Employer, but which shall not exceed three years.

         D. If the Participant was either currently employed or had terminated employment, but had not reached his Annuity Starting Date, then the designated Beneficiary shall receive the present value of the SERP benefits (assuming the participant had retired on the date of his death and elected a joint and survivor - 100% annuity), plus interest, over a period to be determined by the Employer, but which shall not exceed three years.


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         E.       If the Participant had retired and was already paid a SERP benefit in a Lump Sum, then the designated Beneficiary is not entitled to any additional benefit under the SERP.

         F. If the Participant had retired and was receiving SERP benefits in Installment Payments, then the designated Beneficiary will receive the present value of the balance of the annual installments, plus interest, over a period to be determined by the Employer, but which shall not exceed three years.

        5.4       Tax Withholding

         With respect to any benefit payments under the SERP, FSW shall make all appropriate income tax withholdings; however, the Participant will be solely liable for any and all income taxes applicable on such benefit payments.

         The benefits which accrue under the SERP are subject to FICA taxes (which include the Old-Age, Survivors and Disability Insurance tax and/or Medicare tax, as the case may be) which may become due before the benefits are actually paid as provided under Code Section 3121(v)(2) and related IRS regulations.

         To ensure proper compliance with these regulations, FSW will calculate the amount of FICA tax when it becomes due and notify the Participant of the amount of his or her share of such tax. FSW will remit the entire tax to the IRS and arrange for the collection of the Participant's share of the tax from the Participant. The Participant will be solely liable for his or her share of FICA taxes on benefits accrued under the SERP.

        5.5       Other

         Notwithstanding any other provisions of the SERP, if any amounts held in Trust are found, due to the creation or operation of Trust, in a final decision by a court of competent jurisdiction, or under a "determination" by the Internal Revenue Service in a closing agreement in audit or a final refund disposition (within the meaning of Section 1313(a) of Internal Revenue Code of 1986, as amended), to have been includable in the gross income of a Participant or Beneficiary prior to payment of such amounts from Trust, the trustee for the Trust shall, as soon as practicable, pay to such Participant or Beneficiary an amount equal to the amount determined to have been includable in gross income in such determination, and shall accordingly reduce the Participant's or Beneficiary's future benefits payable under the SERP. The trustee shall not make any distribution to a Participant or Beneficiary pursuant to this paragraph 5.3 unless it has received a copy of the written determination described above together with any legal opinion which it may request as to the applicability thereof.


ARTICLE VI - FUNDING

        6.1       Unfunded Plan

         Benefits under the SERP shall be paid from FSW's general assets. The SERP shall be administered as an unfunded plan which is maintained primarily for the purpose of providing deferred compensation "for a select group of management or highly compensated employees" as set forth in Sections 201(2), 301(3), and 401(a)(1) of the Act, and is not

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         intended to meet the qualification requirements of Section 401 of the Code. Any assets set aside by FSW for the purpose of paying benefits under the SERP shall not be deemed to be the property of the Participant and shall be subject to claims of creditors of FSW. No participant or beneficiary shall have any claim against, right to, or security or other interest in, any fund, account or asset of FSW from which any payment under the SERP may be made.

        6.2       Rabbi Trust

         FSW shall establish the Rabbi Trust and make contributions to it for the purpose of providing a source of funds to meet the liabilities of the SERP. Contributions to the Rabbi Trust shall be made by FSW annually in an amount equal to the annual expense related to the SERP for the year required to be reported in FSW's financial statements under generally accepted accounting principles as determined by FSW's actuary using the same assumptions used in such expense reporting for the Pension Plan. However, no contribution shall be required if the fair value of the assets in the Rabbi Trust at the beginning of the SERP's Plan Year exceeds the present value of all future payments under the SERP accrued at the beginning of the SERP Plan Year and calculated pursuant to the same assumptions used to calculate lump sum distributions from the Pension Plan. Contributions to the Rabbi Trust shall be made no later than the last day of the Plan Year, to which they relate, but any year's contribution may be deferred up to two years in the event FSW experiences extreme financial difficulty as determined by the Board of Directors.

         In the event of a Change in Control, FSW shall be required to make additional contributions (if any) to the Rabbi Trust within 30 days of the date of the Change in Control and annually thereafter within 90 days after the end of each Plan Year, such that the fair value of the assets in the Rabbi Trust are sufficient to fund the present value of all future payments under the SERP accrued at the end of the Plan Year and calculated pursuant to the same assumptions used to calculate lump sum distributions from the Pension Plan. Any assets set aside in the Rabbi Trust shall not be deemed to be the property of the Participant and shall be subject to claims of the creditors of FSW. No Participant or Beneficiary shall have any claim against, right to, or security or other interest in, any fund, account or asset of FSW from which any payment under the SERP may be made.


ARTICLE VII - PLAN ADMINISTRATION

        7.1       General Duty

         The SERP shall be administered by the Compensation Committee. Members of the Compensation Committee shall be appointed by the Board of Directors and shall serve in such capacity until resignation or removal by the Board of Directors. It shall be the principal duty of the Compensation Committee to determine that the provisions of the SERP are carried out in accordance with its terms, for the exclusive benefit of persons entitled to participate in the SERP.

        7.2       Compensation Committee's General Powers, Rights and Duties

         The Compensation Committee shall have full power to administer the SERP in all of its details, subject to the applicable requirements of law. For this purpose, the Compensation

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         Committee has the powers, rights and duties specifically stated in the SERP, including, but not limited to, the following powers, rights and duties:

         (a) to determine all questions arising under the SERP, including the power to determine the rights or eligibility of Employees or Participants and any other persons, and the amounts of their contributions or benefits under the SERP, to interpret the SERP, and to remedy ambiguities, inconsistencies or omissions;

         (b) to adopt such rules of procedure and regulations, including the establishment of any claims procedure that may be required by law, or as in its opinion may be necessary for the proper and efficient administration of the SERP and as are consistent with the SERP;

         (c) to direct payments or distributions from the SERP in accordance with the provisions of the SERP;

         (d) to develop such information as may be required by it for tax or other purposes as respects the SERP; and

         (e) to employ agents, attorneys, accountants or other persons (who also may be employed by FSW), and allocate or delegate to them such powers, rights and duties as the Compensation Committee may consider necessary or advisable to properly carry out the administration of the SERP.

         The Compensation Committee's decision in any matter involving the interpretation and application of the SERP shall be final and binding. In the event the Compensation Committee is deciding any issue under the SERP which could affect the form or timing of the payment of deferred compensation under the SERP to a Participant who is a member of the Compensation Committee, then such member shall not vote or otherwise decide on such issue. All questions or interpretations shall be governed by the local laws of the state of Michigan unless specifically pre-empted by ERISA.

        7.3       Indemnification of Administrator

         FSW agrees to indemnify and to defend to the fullest extent permitted by law any Employee serving as a delegate or agent of the Compensation Committee (including any Employee or former Employee who is serving or formerly served as a delegate or agent of the Compensation Committee) against all liabilities, damages, costs and expenses (including attorney's fees and amounts paid in settlement of any claims approved by FSW) occasioned by any act or omission to act in connection with the SERP, if such act or omission is or was in good faith.

        7.4       Claims and Procedure

         Any person claiming a benefit under the SERP shall present the request to the Compensation Committee in writing, which shall respond in writing as soon as may be feasible. If the claim is denied, the Compensation Committee's written notice of the denial shall state the reasons for the denial, with specific references to the relevant provisions of the SERP, a description of any additional information necessary, and an explanation of the review procedures available. Any person whose claim for benefits is denied may request review by

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         written notice to the Compensation Committee. The Compensation
         Committee may, but shall not be required to grant the claimant a hearing. The decision on review shall be made by the Compensation Committee within 60 days, and the Compensation Committee shall provide a written report on its decision, stating the reasons and the relevant provisions of the SERP. The Compensation Committee's decisions on review shall be final and shall bind all parties concerned.

        7.5       Furnishing Information or Providing Other Reports

         The Compensation Committee shall provide Participants with: (a) a description of the SERP and, (b) such other information or notices as required by the ERISA or other applicable law. After payment by the Participant of a reasonable charge, which charge may be waived by the Compensation Committee, the Compensation Committee shall provide the Participant with a copy of the SERP upon written request by the Participant. The Compensation Committee shall also file with government authorities any reports or returns required.

        7.6       No Fiduciary Relationship

         Nothing in the SERP document and no action taken pursuant to the provisions hereof shall be deemed to create a fiduciary relationship between any Employee, Participant or Beneficiary, any member of the Compensation Committee or any shareholder of FSW. Neither the Compensation Committee, its members nor FSW shall have any liability for actions or omissions in the interpretation or administration of the SERP, unless those actions or omissions constitute willful wrongful acts or the absence of good faith.


ARTICLE VIII - AMENDMENT AND DISCONTINUANCE

        FSW hereby reserves the right and power, by action of its Board of Directors, to amend, suspend or terminate the SERP in whole or in part, at any time. However, in no event shall FSW have the right to eliminate or reduce any benefit which has been vested or become nonforfeitable under the SERP, subject to Article IV hereof.

        In the event the SERP is terminated, the Board of Directors may accelerate the payment of all benefits payable under the SERP without the consent of the affected Participants, their designated Beneficiaries or any other person claiming through a Participant. In such event, the present value of future payments accrued under
        Section 3.2 calculated pursuant to the same assumptions used to calculate lump sum distributions from the Pension Plan shall be paid to the Participant, or his Beneficiary, if applicable, in lieu of any future benefit payments under the SERP.


ARTICLE IX - GENERAL PROVISIONS

        9.1       Employment Rights

         The SERP does not constitute a contract of employment, and participation in the SERP will not give any Participant the right to be retained in the employ of FSW nor any right or claim to any benefit under the SERP, unless such right or claim has specifically accrued under the terms of the SERP.

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        9.2       Interests Not Transferable

         Except as may be required by law, including the FSW income and employment tax withholding provisions of the Code, or of an applicable state's income tax act, the interests of Participants and their Beneficiaries under the SERP are not subject to the claims of their creditors and may not be voluntarily or involuntarily sold, transferred, alienated, assigned or encumbered.

         Nothing herein shall be deemed to grant to any Employee, Participant or Beneficiary any ownership or equity interest in FSW or any right or option to acquire any such interest. Any rights created under the SERP shall be unsecured contractual rights of Participants and their Beneficiaries.

        9.3       Facility of Payment

         When a Participant entitled to benefits under the SERP is under a legal disability, or, in the Compensation Committee's opinion, is in any way incapacitated so as to be unable to manage his financial affairs, the Compensation Committee may direct that the benefits to which such Participant otherwise would be entitled shall be made to such Participant's legal representative, or to such other person or persons as the Compensation Committee may direct the application of such benefits for the benefit of such Participant. Any payment made in accordance with the provisions of this Section shall be a full and complete discharge of any liability for such payment.

        9.4       Gender and Number

         Where the context permits, words denoting the masculine gender shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

        9.5       Controlling State Law

         To the extent not superseded by the laws of the United States, the laws of the state of Michigan shall be controlling in all matters relating to the SERP.

        9.6       Severability

         In case any provisions of the SERP shall be held illegal or invalid for any reason, such illegality or invalidity, shall not affect the remaining provisions of the SERP, and the SERP shall be construed and enforced as if such illegal and invalid provisions had never been set forth in the SERP.

        9.7       Statutory References

         All references to the Code and ERISA include reference to any comparable or succeeding provisions of any legislation which amends, supplements or replaces such section or subsection.

        9.8       Headings


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         Section headings and titles are for reference only. In the event of a conflict between a title and the content of a section, the content of the section shall control.

        9.9       Action by FSW

         Any action to be performed by FSW under the SERP shall be by resolution of its Compensation Committee, by a duly authorized committee of its Compensation Committee, or by a person or persons authorized by resolution of its Compensation Committee or by resolution of such committee.



Executed this 26 day of August, 1998.



                                            FEDERAL SCREW WORKS



/s/ Marlene P. Selby                        By:  /s/ W. T. Zurschmiede, Jr.
--------------------                        -------------------------------
Witness


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